Financial instruments (Tables)	12 Months Ended
Dec. 31, 2012
Financial Instruments Tables
Fair value of derivative instruments balance

A continuity of the fair value of derivative instruments balance is as follows:

	2012	2011

Balance, start of the year	$-	$-
Value attributed to US$ common share purchase warrants issued
in 2012 Financings (see note 7(ii))	409,143	-
Change in fair value during the year	(168,143)	-

	$241,000	$-

Value attributed to warrants

The value attributed to warrants that have been issued by NXT was calculated at issuance using the Black-Scholes valuation model utilizing the following weighted average assumptions:

	2012	2011

Expected dividends paid per common share	Nil	Nil
Expected life in years	1	0.8
Expected volatility in the price of common shares	66%	94%
Risk free interest rate	1.0%	1.5%
Weighted average fair market value per warrant issued	$ US 0.05	$0.14